Dividend Capital Diversified Property Fund Inc. 8-K
Exhibit 99.2

DIVIDEND CAPITAL
DIVERSIFIED PROPERTY FUND™

# SECOND QUARTER 2017

XTRA

## PORTFOLIO PERFORMANCE & OPERATIONAL REVIEW

**JUNE 30, 2017**

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Statements included in this portfolio performance and review package that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance or assumptions or forecasts related thereto) are forward looking statements. These statements are only predictions. We caution that forward looking statements are not guarantees. Actual events or our investments and results of operations could differ materially from those expressed or implied in the forward looking statements. Forward looking statements are typically identified by the use of terms such as “may,” “will,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology.
The forward looking statements included herein are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: the continuing impact of high unemployment and the slow economic recovery, which is having and may continue to have a negative effect on the following, among other things, the fundamentals of our business, including overall market demand and occupancy, tenant space utilization, and rental rates; the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); our ability to effectively raise and deploy proceeds from our equity offerings; risks associated with the availability and terms of debt and equity financing and refinancing and the use of debt to fund acquisitions and developments, including the risk associated with interest rates impacting the cost and/or availability of financing and refinancing; the business opportunities that may be presented to and pursued by us; changes in laws or regulations (including changes to laws governing the taxation of real estate investment trusts); changes in accounting principles, policies and guidelines applicable to real estate investment trusts; environmental, regulatory and/or safety requirements; and the availability and cost of comprehensive insurance, including coverage for terrorist acts and earthquakes. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward looking statements after the date of this supplemental package, whether as a result of new information, future events, changed circumstances or any other reason. You should review the risk factors contained in Part I, Item 1A of our 2016 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 3, 2017, and in our subsequent quarterly reports.
Please see the section titled “Definitions” at the end of this portfolio performance and review package for definitions of terms used herein.

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PERFORMANCE
Dividend Capital Diversified Property Fund Inc. is a daily NAV-based REIT and has invested in a diverse portfolio of real property and real estate related investments. As used herein, “the Portfolio,” “we,” “our” and “us” refer to Dividend Capital Diversified Property Fund Inc. and its consolidated subsidiaries and partnerships except where the context otherwise requires.
Quarter Highlights

•	Total return of 0.87% for the quarter; 6.62% for the last 12 months.

•
Repaid three mortgage notes for $50.8 million with a weighted average interest rate of 6.24% and entered into one mortgage note borrowing for $75.0 million with an interest rate spread of 2.25% over one-month LIBOR.

•	Sold (i) one retail property in Greater Boston for $4.5 million and (ii) three industrial properties in Louisville, KY for $26.8 million.

•	Percentage leased of 86.9% as of June 30, 2017.

•	Paid weighted-average distribution of $0.0891/share.

Shareholder Returns						Key Statistics
	Q2 2017	Year-to-Date	1-Year	3-Year	Since Inception (9/30/12) - Annualized(5)		As of June 30, 2017
						Fair Value(1) of Investments	$2,250.0 million
						Number of Real Properties	51
						Number of Real Property Markets	19
						Total Square Feet	8.3 million
Distribution returns(3)(4)	1.20%	2.38%	4.95%	5.05%	5.16%	Number of Tenants	approximately 500
Net change in NAV, per share(4)	(0.33)%	(0.95)%	1.67%	2.33%	2.59%	Percentage Leased	86.9%
Total return(4)(5)	0.87%	1.43%	6.62%	7.38%	7.75%	Debt to Fair Value of Investments	49.1%

(1)
As determined in accordance with our Valuation Procedures, filed as Exhibit 99.1 to our 2016 Annual Report on Form 10-K. See a discussion of some of the differences between the definition of "fair value" of our real estate assets as used in our Valuation Procedures and in this document versus GAAP values in the section titled "Definitions" beginning on page 25. For a description of key assumptions used in calculating the value of our real properties as of June 30, 2017, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Q2 2017 Quarterly Report on Form 10-Q.

(2)	Any market for which we do not show a corresponding percentage of our total fair value comprises 1% or less of the total fair value of our real property portfolio.

(3)
Represents the compounded return realized from reinvested distributions before class specific expenses. We pay our dealer manager (1) a dealer manager fee equal to 1/365th of 0.60% of our NAV per share for Class A shares and Class W shares for each day, (2) a dealer manager fee equal to 1/365th of 0.10% of our NAV per share for Class I shares for each day and (3) for Class A shares only, a distribution fee equal to 1/365th of 0.50% of our NAV per share for Class A shares for each day.

(4)
Excludes the impact of up-front commissions paid with respect to certain Class A shares. We pay selling commissions on Class A shares sold in the primary offering of up to 3.0% of the public offering price per share, which may be higher or lower due to rounding. Selling commissions may be reduced or eliminated to or for the account of certain categories of purchasers.

(5)
Total return represents the compound annual rate of return assuming reinvestment of all dividend distributions. Past performance is not a guarantee of future results. Q4 2012 represents the first full quarter for which we have complete NAV return data. As such, we use 9/30/12 as “inception” for the purpose of calculating cumulative returns since inception. Investors in our fixed price offering prior to NAV inception are likely to have a lower total return.

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FINANCIAL HIGHLIGHTS
Amounts in thousands, except per share information and percentages.

	As of or For the Three Months Ended					As of or For Six Months Ended
Selected Operating Data (as adjusted)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Total revenue	$50,265	$52,739	$53,956	$53,493	$52,939	$103,004	$108,721
Gain on sale of real property	10,352	—	2,165	2,095	—	10,352	41,400
Net income	8,415	1,827	3,357	3,318	135	10,242	48,373
Net income per share	$0.05	$0.01	$0.02	$0.02	$0.00	$0.06	$0.27
Weighted average number of common shares outstanding - basic	145,288	149,891	154,807	158,688	161,209	147,577	162,581
Weighted average number of common shares outstanding - diluted	157,209	161,919	166,942	170,952	173,669	159,551	175,179
Portfolio Statistics
Operating properties	51	55	55	55	58	51	58
Square feet	8,315	8,971	8,971	8,988	9,333	8,315	9,333
Percentage leased at end of period	86.9%	87.8%	91.2%	91.5%	90.2%	86.9%	90.2%
Non-GAAP Supplemental Financial Measures
Real property net operating income ("NOI") (1)	$33,475	$35,065	$36,523	$36,821	$37,070	$68,540	$76,296
Funds from Operations ("FFO") per share (2)	$0.11	$0.12	$0.13	$0.14	$0.12	$0.24	$0.26
Net Asset Value ("NAV") (3)
NAV per share at the end of period	$7.50	$7.52	$7.57	$7.48	$7.37	$7.50	$7.37
Weighted average distributions per share	$0.0891	$0.0891	$0.0892	$0.0892	$0.0893	$0.1782	$0.1785
Weighted average closing dividend yield - annualized	4.75%	4.74%	4.71%	4.77%	4.84%	4.75%	4.84%
Weighted average total return for the period	0.87%	0.55%	2.45%	2.59%	1.44%	1.43%	1.18%
Aggregate fund NAV at end of period	$1,137,640	$1,184,021	$1,229,300	$1,232,985	$1,264,858	$1,137,640	$1,264,858
Consolidated Debt
Leverage (4)	49.1%	47.7%	45.9%	45.9%	44.4%	49.1%	44.4%
Weighted average stated interest rate of total borrowings	3.3%	3.2%	3.4%	3.2%	3.6%	3.3%	3.6%
Secured borrowings	$383,852	$360,063	$343,470	$388,070	$465,292	$383,852	$465,292
Secured borrowings as % of total borrowings	35%	33%	33%	37%	45%	35%	45%
Unsecured borrowings	$728,000	$735,000	$711,000	$668,000	$561,000	$728,000	$561,000
Unsecured borrowings as % of total borrowings	65%	67%	67%	63%	55%	65%	55%
Fixed rate borrowings (5)	$479,352	$542,593	$653,093	$697,785	$835,580	$479,352	$835,580
Fixed rate borrowings as % of total borrowings	43%	50%	62%	66%	81%	43%	81%
Floating rate borrowings	$632,500	$552,470	$401,377	$358,285	$190,712	$632,500	$190,712
Floating rate borrowings as % of total borrowings	57%	50%	38%	34%	19%	57%	19%
Total borrowings	$1,111,852	$1,095,063	$1,054,470	$1,056,070	$1,026,292	$1,111,852	$1,026,292
Net GAAP adjustments (6)	$(6,700)	$(6,618)	$(5,669)	$(5,360)	$(5,173)	$(6,700)	$(5,173)
Total borrowings (GAAP Basis)	$1,105,152	$1,088,445	$1,048,801	$1,050,710	$1,021,119	$1,105,152	$1,021,119

(1)	NOI is a non-GAAP measure. For a reconciliation of NOI to GAAP net income, see the section titled "Results From Operations" beginning on page 12.

(2)	FFO is a non-GAAP measure. For a reconciliation of FFO to GAAP net income, see the section titled “Funds From Operations” beginning on page 10.

(3)
As determined in accordance with our Valuation Procedures, filed as Exhibit 99.1 to our 2016 Annual Report on Form 10-K. See a discussion of some of the differences between the definition of "fair value" of our real estate assets as used in our Valuation Procedures and in this document versus GAAP values in the section titled "Definitions" beginning on page 25. For a description of key assumptions used in calculating the value of our real properties as of June 30, 2017, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Q2 2017 Quarterly Report on Form 10-Q.

(4)	Leverage presented represents the total principal outstanding under our total borrowings divided by the fair value of our real property and debt investments.

(5)	Fixed rate borrowings presented includes floating rate borrowings that are effectively fixed by a derivative instrument such as a swap through maturity or substantially through maturity.

(6)
Net GAAP adjustments include net deferred issuance costs and mark-to-market adjustments on assumed debt. These items are included in mortgage notes and unsecured borrowings in our condensed consolidated balance sheets in accordance with GAAP.

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NET ASSET VALUE
The following table sets forth the components of NAV for the Portfolio as of the end of each of the five quarters ending June 30, 2017, as determined in accordance with our valuation procedures. For information about the valuation procedures and key assumptions used in these calculations, please refer to our Annual Report on Form 10-K or Quarterly Report on Form 10-Q for the applicable period. As used below, “Fund Interests” means our Class E shares, Class A shares, Class W shares, and Class I shares, along with the OP Units held by third parties, and “Aggregate Fund NAV” means the NAV of all of the Fund Interests (amounts in thousands, except per share information).

	As of
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Real properties:
Office	$1,187,550	$1,186,100	$1,187,600	$1,185,850	$1,192,700
Industrial	54,850	81,050	81,750	80,850	85,550
Retail	1,007,600	1,013,300	1,012,850	1,020,750	1,020,050
Total real properties	2,250,000	2,280,450	2,282,200	2,287,450	2,298,300
Debt-related investments	14,941	15,076	15,209	15,340	15,469
Total investments	2,264,941	2,295,526	2,297,409	2,302,790	2,313,769
Cash and other assets, net of other liabilities	(15,449)	(13,843)	(10,051)	(10,109)	(19,238)
Debt obligations	(1,111,852)	(1,095,063)	(1,054,470)	(1,056,070)	(1,026,292)
Outside investors' interests	—	(2,599)	(3,588)	(3,626)	(3,381)
Aggregate Fund NAV	$1,137,640	$1,184,021	$1,229,300	$1,232,985	$1,264,858
Total Fund Interests outstanding	151,738	157,409	162,396	164,930	171,525
NAV per Fund Interest	$7.50	$7.52	$7.57	$7.48	$7.37

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NET ASSET VALUE (continued)
The following table sets forth the quarterly changes to the components of NAV for the Portfolio, for each of the most recent four quarters and for the six and twelve month period ended June 30, 2017 (amounts in thousands, except per share information):

	Three Months Ended					Six Months Ended June 30, 2017
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	Previous Four Quarters
NAV as of beginning of period	$1,184,021	$1,229,300	$1,232,985	$1,264,858	$1,264,858	$1,229,300
Fund level changes to NAV
Realized/unrealized (losses) gains on net assets	(6,011)	(9,067)	12,163	13,206	10,291	(15,078)
Income accrual	19,923	19,564	22,407	23,078	84,972	39,487
Dividend accrual	(14,020)	(14,448)	(14,901)	(15,275)	(58,644)	(28,468)
Advisory fee	(3,431)	(3,468)	(3,624)	(3,665)	(14,188)	(6,899)
Performance-based fee	—	(1)	(94)	—	(95)	(1)
Class specific changes to NAV
Dealer Manager fee	(116)	(112)	(107)	(99)	(434)	(228)
Distribution fee	(19)	(19)	(18)	(18)	(74)	(38)
NAV as of end of period before share/unit sale/redemption activity	$1,180,347	$1,221,749	$1,248,811	$1,282,085	$1,286,686	$1,218,075
Dollar/unit sale/redemption activity
Amount sold	11,535	11,210	44,371	7,850	74,966	22,745
Amount redeemed	(54,242)	(48,938)	(63,882)	(56,950)	(224,012)	(103,180)
NAV as of end of period	$1,137,640	$1,184,021	$1,229,300	$1,232,985	$1,137,640	$1,137,640
Shares outstanding beginning of period	157,409	162,396	164,930	171,525	171,525	162,396
Shares/units sold	1,535	1,484	5,925	1,061	10,005	3,019
Shares/units redeemed	(7,206)	(6,471)	(8,459)	(7,656)	(29,792)	(13,677)
Shares outstanding end of period	151,738	157,409	162,396	164,930	151,738	151,738
NAV per share as of beginning of period	$7.52	$7.57	$7.48	$7.37	$7.37	$7.57
Change in NAV per share	(0.02)	(0.05)	0.09	0.11	0.13	(0.07)
NAV per share as of end of period	$7.50	$7.52	$7.57	$7.48	$7.50	$7.50

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PORTFOLIO PROFILE
As of June 30, 2017, our real property investments were geographically diversified across 19 markets throughout the United States. The following table presents information about the fair value of our real property portfolio as of June 30, 2017 and about the operating results for the three and trailing twelve months ended June 30, 2017 (dollar and square footage amount in thousands).

	Office	Industrial	Retail	Total
As of June 30, 2017:
Number of investments	16	2	33	51
Square footage	3,404	1,173	3,738	8,315
Percentage leased at period end	81.3%	75.3%	95.7%	86.9%
Fair value (1)	$1,187,550	$54,850	$1,007,600	$2,250,000
% of total Fair Value	52.8%	2.4%	44.8%	100.0%
For the three months ended June 30, 2017:
Rental revenue	$27,624	$1,330	$21,082	$50,036
NOI (2)	16,224	975	16,276	33,475
% of total NOI	48.5%	2.9%	48.6%	100.0%
NOI - cash basis (3)	$16,584	$992	$15,433	$33,009
For the trailing twelve months ended June 30, 2017:
Rental revenue	$118,892	$5,729	$84,904	$209,525
NOI (2)	74,694	3,922	63,268	141,884
% of total NOI	52.6%	2.8%	44.6%	100.0%
NOI - cash basis (3)	$77,984	$4,045	$59,798	$141,827

(1)
As determined in accordance with our Valuation Procedures, filed as Exhibit 99.1 to our 2016 Annual Report on Form 10-K. See a discussion of some of the differences between the definition of "fair value" of our real estate assets as used in our Valuation Procedures and in this document versus GAAP values in the section titled "Definitions" beginning on page 25. For a description of key assumptions used in calculating the value of our real properties as of June 30, 2017, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Q2 2017 Quarterly Report on Form 10-Q.

(2)	NOI is a non-GAAP measure. For a reconciliation of NOI to GAAP net income, see the section titled "Results From Operations" beginning on page 12.

(3)	NOI - cash basis is a non-GAAP measure. For a reconciliation of NOI - Cash Basis to NOI and to GAAP net income, see the section titled "Results From Operations" beginning on page 12.

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BALANCE SHEETS
The following table presents our consolidated balance sheets, as adjusted, as of the end of each of the five quarters ended June 30, 2017 (dollar amounts in thousands):

	As of
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
ASSETS
Investments in real property	$2,178,358	$2,207,409	$2,204,322	$2,201,127	$2,240,520
Accumulated depreciation and amortization	(515,840)	(511,532)	(492,911)	(473,211)	(469,341)
Total net investments in real property	1,662,518	1,695,877	1,711,411	1,727,916	1,771,179
Debt-related investments, net	14,941	15,076	15,209	15,340	15,469
Total net investments	1,677,459	1,710,953	1,726,620	1,743,256	1,786,648
Cash and cash equivalents	5,362	10,894	13,864	34,403	17,088
Restricted cash	7,160	8,765	7,282	7,836	17,219
Other assets, net	35,297	36,947	35,962	36,166	33,344
Total Assets	$1,725,278	$1,767,559	$1,783,728	$1,821,661	$1,854,299
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes	$380,934	$357,565	$342,247	$386,861	$464,564
Unsecured borrowings	724,218	730,880	706,554	663,849	556,555
Intangible lease liabilities, net	56,637	58,119	59,545	61,357	62,909
Other liabilities	57,812	62,635	67,291	81,968	85,371
Total Liabilities	1,219,601	1,209,199	1,175,637	1,194,035	1,169,399
Equity:
Stockholders' equity:
Common stock	1,399	1,458	1,506	1,531	1,595
Additional paid-in capital	1,280,621	1,324,200	1,361,638	1,383,191	1,430,673
Distributions in excess of earnings	(857,792)	(851,636)	(839,896)	(829,162)	(817,920)
Accumulated other comprehensive loss	(5,550)	(4,926)	(6,905)	(20,166)	(22,848)
Total stockholders' equity	418,678	469,096	516,343	535,394	591,500
Noncontrolling interests	86,999	89,264	91,748	92,232	93,400
Total Equity	505,677	558,360	608,091	627,626	684,900
Total Liabilities and Equity	$1,725,278	$1,767,559	$1,783,728	$1,821,661	$1,854,299

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STATEMENTS OF INCOME
The following table presents our condensed consolidated statements of income, as adjusted, for each of the five quarters ended June 30, 2017, and for the six months ended June 30, 2017 and 2016 (amounts in thousands, except per share data):

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
REVENUE:
Rental revenue	$50,036	$52,508	$53,723	$53,258	$52,702	$102,544	$108,246
Debt-related income	229	231	233	235	237	460	475
Total Revenue	50,265	52,739	53,956	53,493	52,939	103,004	108,721
EXPENSES:
Rental expense	16,561	17,443	17,200	16,437	15,632	34,004	31,950
Real estate depreciation and amortization expense	18,798	17,936	20,083	19,989	20,198	36,734	40,034
General and administrative expenses	2,024	2,250	2,257	2,234	2,338	4,274	4,958
Advisory fees, related party	3,451	3,490	3,740	3,681	3,671	6,941	7,436
Acquisition-related expenses	—	—	6	136	474	—	525
Impairment of real estate property	1,116	—	—	2,090	—	1,116	587
Total Operating Expenses	41,950	41,119	43,286	44,567	42,313	83,069	85,490
OTHER INCOME (EXPENSES):
Other income and (expense)	(89)	(109)	(90)	2,308	(69)	(198)	(11)
Interest expense	(10,163)	(9,684)	(9,388)	(10,011)	(10,422)	(19,847)	(21,383)
Gain on extinguishment of debt and financing commitments	—	—	—	—	—	—	5,136
Gain on sale of real property	10,352	—	2,165	2,095	—	10,352	41,400
Net income	8,415	1,827	3,357	3,318	135	10,242	48,373
Net income attributable to noncontrolling interests	(1,610)	(166)	(245)	(353)	(18)	(1,776)	(4,474)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$6,805	$1,661	$3,112	$2,965	$117	$8,466	$43,899
NET INCOME PER BASIC AND DILUTED COMMON SHARE	$0.05	$0.01	$0.02	$0.02	$0.00	$0.06	$0.27
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	145,288	149,891	154,807	158,688	161,209	147,577	162,581
Diluted	157,209	161,919	166,942	170,952	173,669	159,551	175,179
Weighted average distributions declared per common share	$0.0891	$0.0891	$0.0892	$0.0892	$0.0893	$0.1782	$0.1785

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FUNDS FROM OPERATIONS
NAREIT-Defined Funds From Operations (“FFO”) is a non-GAAP measure. The following tables present a reconciliation of FFO to GAAP net income attributable to common stockholders for each of the five quarters ended June 30, 2017, and for the six months ended June 30, 2017 and 2016 (amounts in thousands except for per share amounts and percentages):

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Reconciliation of net earnings to FFO:
Net income attributable to common stockholders	$6,805	$1,661	$3,112	$2,965	$117	$8,466	$43,899
Add (deduct) NAREIT-defined adjustments:
Depreciation and amortization expense	18,798	17,936	20,083	19,989	20,198	36,734	40,034
Gain on sale of real property	(10,352)	—	(2,165)	(2,095)	—	(10,352)	(41,400)
Impairment of real estate property	1,116	—	—	2,090	—	1,116	587
Noncontrolling interests' share of adjustments	200	(1,361)	(1,331)	(1,366)	(1,481)	(1,161)	(104)
FFO attributable to common shares-basic	16,567	18,236	19,699	21,583	18,834	34,803	43,016
FFO attributable to dilutive OP units	1,360	1,463	1,544	1,668	1,456	2,823	3,334
FFO attributable to common shares-diluted	$17,927	$19,699	$21,243	$23,251	$20,290	$37,626	$46,350
FFO per share-basic and diluted	$0.11	$0.12	$0.13	$0.14	$0.12	$0.24	$0.26
FFO payout ratio	78%	73%	70%	66%	76%	76%	67%
Weighted average number of shares outstanding
Basic	145,288	149,891	154,807	158,688	161,209	147,577	162,581
Diluted	157,209	161,919	166,942	170,952	173,669	159,551	175,179

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FUNDS FROM OPERATIONS (continued)
The following table presents certain other supplemental information for each of the five quarters ended June 30, 2017, and for the six months ended June 30, 2017 and 2016 (amounts in thousands):

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Other Supplemental Information
Capital expenditures summary:
Recurring capital expenditures (1)	$5,952	$2,801	$8,039	$4,165	$8,212	$8,753	$14,492
Non-recurring capital expenditures	586	469	1,078	748	694	1,055	1,682
Total capital expenditures	6,538	3,270	9,117	4,913	8,906	9,808	16,174
Other non-cash adjustments:
Straight-line rent decrease to rental revenue	238	117	522	296	205	355	446
Amortization of above- and below- market rent (increase) decrease to rental revenue	(710)	(559)	143	(127)	(283)	(1,269)	(551)
Amortization of loan costs and hedges - increase to interest expense	1,074	1,032	873	909	910	2,106	1,968
Amortization of mark-to-market adjustments on borrowings - decrease to interest expense	(33)	(33)	(33)	(32)	(32)	(66)	(613)
Total other non-cash adjustments	$569	$557	$1,505	$1,046	$800	$1,126	$1,250

(1)
Recurring capital expenditures include lease incentives. Unlike other capital expenditures, we record lease incentives as other assets in our balance sheet and we classify payments for lease incentives as cash used in operating activities in our statement of cash flows.

Page | 11

RESULTS FROM OPERATIONS
Net operating income (“NOI”) and NOI - cash basis are non-GAAP measures. See page 13 for a reconciliation of GAAP net income attributable to common stockholders to NOI and NOI - cash basis. The following tables present revenue and NOI of our three operating segments for each of the five quarters ending June 30, 2017, and for the six months ended June 30, 2017 and 2016. Our same store portfolio includes all operating properties owned for the entirety of all periods presented and totals 50 properties, comprising approximately 8.2 million square feet or 99.0% of our total portfolio when measured by square feet (amounts in thousands):

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Revenue:
Same store real property:
Office (1)	$27,624	$29,439	$30,743	$31,207	$30,983	$57,063	$61,764
Industrial	876	1,026	955	967	945	1,902	2,026
Retail	19,666	19,989	20,331	19,402	19,444	39,655	38,921
Total same store real property revenue	48,166	50,454	52,029	51,576	51,372	98,620	102,711
2016/2017 Acquisitions/Dispositions	1,870	2,054	1,694	1,682	1,330	3,924	5,535
Total	$50,036	$52,508	$53,723	$53,258	$52,702	$102,544	$108,246
NOI:
Same store real property:
Office (1)	$16,221	$18,307	$19,591	$20,665	$21,020	$34,528	$41,833
Industrial	629	572	752	629	674	1,201	1,492
Retail	15,278	14,854	15,180	14,263	14,601	30,132	29,022
Total same store real property NOI	32,128	33,733	35,523	35,557	36,295	65,861	72,347
2016/2017 Acquisitions/Dispositions	1,347	1,332	1,000	1,264	775	2,679	3,949
Total	$33,475	$35,065	$36,523	$36,821	$37,070	$68,540	$76,296
NOI - cash basis:
Same store real property:
Office (1)	$16,581	$18,681	$21,102	$21,711	$21,864	$35,262	$43,343
Industrial	652	595	767	639	675	1,247	1,494
Retail	14,518	14,123	14,385	13,404	13,689	28,641	27,310
Total same store real property NOI - cash basis	31,751	33,399	36,254	35,754	36,228	65,150	72,147
2016/2017 Acquisitions/Dispositions	1,258	1,229	941	1,241	769	2,487	4,054
Total	$33,009	$34,628	$37,195	$36,995	$36,997	$67,637	$76,201

(1)
In January 2017, our lease with Sybase Inc. ("Sybase"), our second largest tenant based on annualized base rent as of December 31, 2016, was terminated which had an adverse impact on our results from operations for three and six months ended June 30, 2017. Sybase had leased our entire 405,000 square foot office property in East Bay, CA ("Park Place") and, as of June 30, 2017, we have not leased any portion of Park Place to a replacement tenant. Please see the table below for revenue, NOI and NOI - cash basis for our same store office portfolio excluding Park Place for each of the five quarters ending June 30, 2017, and for the six months ended June 30, 2017 and 2016.

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Same store office portfolio excluding Sybase:
Revenue	$27,750	$27,879	$27,416	$27,678	$27,451	$55,629	$54,700
NOI	17,067	17,357	16,525	17,154	17,542	34,424	34,834
NOI - cash basis	17,427	17,352	16,689	17,055	17,246	34,779	34,062

Page | 12

RESULTS FROM OPERATIONS (continued)

The following tables present a reconciliation of GAAP net income attributable to common stockholders to NOI and NOI - Cash Basis of our three operating segments for each of the five quarters ending June 30, 2017, and for the six months ended June 30, 2017 and 2016 (amounts in thousands):

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Net income attributable to common stockholders	$6,805	$1,661	$3,112	$2,965	$117	$8,466	$43,899
Debt-related income	(229)	(231)	(233)	(235)	(237)	(460)	(475)
Real estate depreciation and amortization expense	18,798	17,936	20,083	19,989	20,198	36,734	40,034
General and administrative expenses	2,024	2,250	2,257	2,234	2,338	4,274	4,958
Advisory fees, related party	3,451	3,490	3,740	3,681	3,671	6,941	7,436
Acquisition-related expenses	—	—	6	136	474	—	525
Impairment of real estate property	1,116	—	—	2,090	—	1,116	587
Other (income) and expense	89	109	90	(2,308)	69	198	11
Interest expense	10,163	9,684	9,388	10,011	10,422	19,847	21,383
Gain on extinguishment of debt and financing commitments	—	—	—	—	—	—	(5,136)
Gain on sale of real property	(10,352)	—	(2,165)	(2,095)	—	(10,352)	(41,400)
Net income attributable to noncontrolling interests	1,610	166	245	353	18	1,776	4,474
NOI	$33,475	$35,065	$36,523	$36,821	$37,070	$68,540	$76,296
Net amortization of above- and below-market lease assets and liabilities, and other non-cash adjustments to rental revenue	(704)	(554)	150	(122)	(278)	(1,258)	(541)
Straight line rent	238	117	522	296	205	355	446
NOI - cash basis	$33,009	$34,628	$37,195	$36,995	$36,997	$67,637	$76,201
The following tables present details regarding our capital expenditures for each of the five quarters ending June 30, 2017, and for the six months ended June 30, 2017 and 2016 (amounts in thousands):

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Recurring capital expenditures:
Land and building improvements	$3,276	$1,108	$5,740	$1,949	$1,729	$4,384	$3,023
Tenant improvements	1,438	1,046	1,267	1,680	1,459	2,484	5,559
Leasing costs (1)	1,238	647	1,032	536	5,024	1,885	5,910
Total recurring capital expenditures	$5,952	$2,801	$8,039	$4,165	$8,212	$8,753	$14,492
Non-recurring capital expenditures:
Land and building improvements	$266	$292	$782	$553	$374	$558	$678
Tenant improvements	64	93	165	111	256	157	785
Leasing costs	256	84	131	84	64	340	219
Total non-recurring capital expenditures	$586	$469	$1,078	$748	$694	$1,055	$1,682

(1)
Recurring leasing costs include lease incentives. Unlike other capital expenditures, we record lease incentives as other assets in our balance sheet and we classify payments for lease incentives as cash used in operating activities in our statement of cash flows.

Page | 13

FINANCE & CAPITAL
The following table describes certain information about our capital structure. Amounts reported as financing capital represent the total principal outstanding under our total borrowings. Amounts reported as equity capital are presented based on the NAV as of June 30, 2017 (shares and dollar amounts other than price per share / unit in thousands).

FINANCING:	As of June 30, 2017
Mortgage notes	$383,852
Unsecured line of credit	253,000
Unsecured term loans	475,000
Total Financing (1)	$1,111,852

EQUITY:	Shares / Units	Percentage of Aggregate Shares and Units Outstanding	NAV Per Share / Unit	Value
Class E Common Stock	100,877	66.5%	$7.50	$756,313
Class A Common Stock	2,058	1.4%	7.50	15,428
Class W Common Stock	2,486	1.6%	7.50	18,640
Class I Common Stock (2)	34,427	22.7%	7.50	258,112
Class E OP Units	11,890	7.8%	7.50	89,147
Total/Weighted Average	151,738	100.0%	$7.50	$1,137,640
Joint venture partners' noncontrolling interests				—
Total Equity				1,137,640
TOTAL CAPITALIZATION				$2,249,492

(1)	For a reconciliation of the total outstanding principal balance under our total borrowings to total borrowings on a GAAP basis see page 15.
(2) Amounts reported do not include approximately 66,000 restricted stock units granted to the Advisor that remain unvested as of June 30, 2017.

Page | 14

FINANCE & CAPITAL (continued)

The following table presents a summary of our borrowings as of June 30, 2017 (dollar amounts in thousands):

	Outstanding Principal Balance	Weighted Average Stated Interest Rate	Fair Value of Real Properties Securing Borrowings (1)
Fixed-rate mortgages (2)	$129,352	4.0%	$252,300
Floating-rate mortgages (3)	254,500	3.2%	486,450
Total secured borrowings	383,852	3.5%	738,750
Line of credit	253,000	2.9%	N/A
Term loans (4)	475,000	3.4%	N/A
Total unsecured borrowings	728,000	3.3%	N/A
Total borrowings	$1,111,852	3.3%	N/A
Less: net debt issuance costs	(7,260)
Add: mark-to-market adjustment on assumed debt	560
Total borrowings (GAAP basis)	$1,105,152

(1)
Fair value of real properties was determined in accordance with our Valuation Procedures, filed as Exhibit 99.1 to our 2016 Annual Report on Form 10-K. See a discussion of some of the differences between the definition of "fair value" of our real estate assets as used in our Valuation Procedures and in this document versus GAAP values in the section titled "Definitions" beginning on page 25. For a description of key assumptions used in calculating the value of our real properties as of June 30, 2017, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Q2 2017 Quarterly Report on Form 10-Q.

(2)
As of June 30, 2017, fixed-rate mortgages included one floating rate mortgage note subject to an interest rate spread of 1.60% over one-month LIBOR, which we have effectively fixed using an interest rate swap at 3.051% for the term of the borrowing.

(3)	As of June 30, 2017, our floating rate mortgage notes were subject to a weighted average interest rate spread of 2.13% over one-month LIBOR.

(4)
$350.0 million of our unsecured floating rate term loans are effectively fixed by the use of fixed-for-floating rate swap instruments as of June 30, 2017. The stated interest rate disclosed above includes the impact of these swaps.

The following table presents a summary of our covenants and our actual results for each of the five quarters ended June 30, 2017, calculated in accordance with the terms of our credit facilities:

Portfolio-Level Covenants:	Covenant	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Leverage	< 60%	52.3%	50.8%	47.5%	46.5%	44.8%
Fixed Charge Coverage	> 1.50	3.0	3.3	3.3	3.0	2.7
Secured Indebtedness	< 55%	18.1%	16.7%	15.5%	17.0%	20.2%

Unencumbered Pool Covenants:
Leverage	< 60%	51.2%	50.7%	45.5%	41.4%	38.8%
Unsecured Interest Coverage	>2.0	4.2	5.2	6.8	7.8	6.9

Page | 15

FINANCE & CAPITAL (continued)
The following table presents a detailed analysis of our borrowings outstanding as of June 30, 2017 (dollar amounts in thousands):

Borrowings	Principal Balance	Secured / Unsecured	Maturity Date	Extension Options	% of Total Borrowings	Fixed or Floating Interest Rate	Current Interest Rate
Bank of America Term Loan (1)	$275,000	Unsecured	1/31/2018	2 - 1 Year	24.7%	Floating	3.09%
Line of Credit	253,000	Unsecured	1/31/2019	1 - 1 Year	22.8%	Floating	2.90%
Centerton Square (2)	75,000	Secured	7/10/2019	2 - 1 Year	6.7%	Floating	3.33%
3 Second Street (3)	127,000	Secured	1/10/2020	2 - 1 Year	11.4%	Floating	3.38%
Shenandoah	10,362	Secured	9/1/2021	None	0.9%	Fixed	4.84%
Wells Fargo Term Loan (1)	200,000	Unsecured	2/27/2022	None	18.0%	Fixed	3.94%
Norwell	4,079	Secured	10/1/2022	None	0.5%	Fixed	6.76%
Preston Sherry Plaza (4)	33,000	Secured	3/1/2023	None	3.0%	Fixed	3.05%
1300 Connecticut (5)	52,500	Secured	8/5/2023	None	4.7%	Floating	2.70%
270 Center (f/k/a Greater DC Retail Center)	70,000	Secured	12/1/2025	None	6.3%	Fixed	3.80%
Harwich	4,877	Secured	9/1/2028	None	0.4%	Fixed	5.24%
New Bedford	7,034	Secured	12/1/2029	None	0.6%	Fixed	5.91%
Total borrowings	1,111,852				100.0%		3.33%
Add: mark-to-market adjustment on assumed debt	560
Less: net debt issuance costs	(7,260)
Total Borrowings (GAAP basis)	$1,105,152

(1)
$350.0 million of our term loan and line of credit borrowings are effectively fixed by the use of fixed-for-floating rate swap instruments as of June 30, 2017. The stated interest rates disclosed above include the impact of these swaps.

(2)
The Centerton Square term loan was subject to an interest rate spread of 2.25% over one-month LIBOR as of June 30, 2017. However, in conjunction with this borrowing, we entered into an interest rate protection agreement with a LIBOR strike rate of 3.00%.

(3)
The 3 Second Street term loan was subject to an interest rate spread of 2.25% over one-month LIBOR as of June 30, 2017. However, in conjunction with this borrowing, we entered into an interest rate protection agreement with a LIBOR strike rate of 3.00%.

(4)
The Preston Sherry Plaza term loan was subject to an interest rate spread of 1.60% over one-month LIBOR. However, we have effectively fixed the interest rate of the borrowing using an interest rate swap at 3.051% for the term of the borrowing as of June 30, 2017.

(5)
As of June 30, 2017, the 1300 Connecticut term loan was subject to an interest rate spread of 1.65% over one-month LIBOR. However, we entered into an interest rate swap which will effectively fix the interest rate of the borrowing at 2.852% from July 1, 2018 to July 1, 2021.

Page | 16

REAL PROPERTIES
The following table describes our operating property portfolio as of June 30, 2017 (dollar and square feet amounts in thousands):

Market	Number of Properties	Gross Investment Amount	% of Gross Investment Amount	Net Rentable Square Feet	% of Total Net Rentable Square Feet	% Leased (1)	Secured Indebtedness (2)
Office Properties:
Metro New York (f/k/a Northern New Jersey)	1	$231,352	10.6%	594	7.1%	100.0%	$127,000
Austin, TX	3	155,738	7.1%	585	7.0%	91.8%	—
East Bay, CA	1	146,666	6.7%	405	4.9%	—%	—
San Francisco, CA	1	118,402	5.4%	263	3.2%	83.7%	—
Denver, CO	1	83,408	3.8%	262	3.1%	78.7%	—
South Florida	2	82,826	3.8%	363	4.4%	85.0%	—
Washington, DC	1	70,743	3.2%	126	1.5%	99.1%	52,500
Princeton, NJ	1	51,326	2.4%	167	2.0%	100.0%	—
Philadelphia, PA	1	47,281	2.2%	173	2.1%	89.8%	—
Silicon Valley, CA	1	42,781	2.0%	143	1.7%	100.0%	—
Dallas, TX	1	38,353	1.8%	155	1.9%	92.3%	33,000
Minneapolis/St Paul, MN	1	29,538	1.4%	107	1.3%	100.0%	—
Fayetteville, AR	1	11,695	0.5%	61	0.7%	100.0%	—
Total/Weighted Average Office: 13 markets with average annual rent of $32.14 per sq. ft.	16	1,110,109	50.9%	3,404	40.9%	81.3%	212,500
Industrial Properties:
Dallas, TX	1	35,854	1.6%	446	5.4%	35.1%	—
Central Kentucky	1	30,840	1.4%	727	8.7%	100.0%	—
Total/Weighted Average Industrial: two markets with average annual rent of $3.89 per sq. ft.	2	66,694	3.0%	1,173	14.1%	75.3%	—
Retail Properties:
Greater Boston	24	536,161	24.7%	2,172	26.1%	96.3%	15,990
South Florida	2	106,378	4.9%	206	2.5%	94.6%	10,362
Philadelphia, PA	1	105,466	4.8%	426	5.1%	100.0%	75,000
Washington, DC	1	62,867	2.9%	233	2.8%	100.0%	70,000
Metro New York (f/k/a Northern New Jersey)	1	59,006	2.7%	223	2.7%	94.5%	—
Raleigh, NC	1	45,742	2.1%	143	1.8%	100.0%	—
Tulsa, OK	1	34,038	1.6%	101	1.2%	100.0%	—
San Antonio, TX	1	32,271	1.5%	161	1.9%	89.6%	—
Jacksonville, FL	1	19,626	0.9%	73	0.9%	48.0%	—
Total/Weighted Average Retail: nine markets with average annual rent of $17.90 per sq. ft.	33	1,001,555	46.1%	3,738	45.0%	95.7%	171,352
Grand Total/Weighted Average	51	$2,178,358	100.0%	8,315	100.0%	86.9%	$383,852

(1)	Based on executed leases as of June 30, 2017.

(2)	Secured indebtedness represents the principal balance outstanding and does not include our mark-to-market adjustment on debt or net debt issuance costs.

Page | 17

LEASING ACTIVITY
The following graphs highlight our total portfolio and same store portfolio percentage leased at the end of each of the five quarters ended June 30, 2017, by segment and in total:

Page | 18

LEASING ACTIVITY (continued)
As of June 30, 2017, the weighted average remaining term of our leases was approximately 4.4 years, based on annualized base rent, and 4.8 years, based on leased square footage. The following table presents our lease expirations, by segment and in total, as of June 30, 2017 (dollars and square feet in thousands):

	Total				Office			Industrial			Retail
Year	Number of Leases Expiring	Annualized Base Rent	% of Total Annualized Base Rent	Square Feet	Number of Leases Expiring	Annualized Base Rent	Square Feet	Number of Leases Expiring	Annualized Base Rent	Square Feet	Number of Leases Expiring	Annualized Base Rent	Square Feet
2017 (1)	44	$13,832	9.1%	442	20	$11,875	320	—	$—	—	24	$1,957	122
2018	110	10,538	7.0%	454	59	6,602	267	—	—	—	51	3,936	187
2019	107	24,885	16.4%	1,122	53	14,721	467	1	1,131	156	53	9,033	499
2020	116	24,412	16.1%	1,117	43	10,206	404	—	—	—	73	14,206	713
2021	63	16,384	10.8%	1,260	24	8,109	262	1	2,310	727	38	5,965	271
2022	63	12,803	8.5%	690	22	5,533	202	—	—	—	41	7,270	488
2023	43	17,604	11.6%	690	19	12,747	422	—	—	—	24	4,857	268
2024	26	5,364	3.5%	335	7	2,180	100	—	—	—	19	3,184	235
2025	17	4,029	2.7%	149	8	2,511	86	—	—	—	9	1,518	63
2026	17	3,241	2.1%	182	6	1,203	31	—	—	—	11	2,038	151
Thereafter	40	18,374	12.2%	822	9	8,273	215	—	—	—	31	10,101	607
Total	646	$151,466	100.0%	7,263	270	$83,960	2,776	2	$3,441	883	374	$64,065	3,604

(1)
Includes 5 office leases and 6 retail lease with combined annualized base rent of approximately $319,000 that are on a month-to-month basis. In January 2017, our lease with Sybase Inc. ("Sybase"), our second largest tenant as of December 31, 2016 based upon annualized base rent, was terminated and is no longer included in the above table.

Page | 19

LEASING ACTIVITY (continued)
The following table presents our top 10 tenants by annualized base rent and their related industry sector, as of June 30, 2017 (dollars and square feet in thousands):

	Tenant	Locations	Industry Sector	Annualized Base Rent(1)	% of Total Annualized Base Rent	Square Feet	% of Occupied Square Feet
1	Charles Schwab & Co, Inc (2)	2	Securities, Commodities, Fin. Inv./Rel. Activities	$23,646	15.6%	602	8.3%
2	Stop & Shop	14	Food and Beverage Stores	14,125	9.3%	853	11.7%
3	Novo Nordisk	1	Chemical Manufacturing	4,721	3.1%	167	2.3%
4	Seton Health Care	1	Hospitals	4,339	2.9%	156	2.1%
5	Shaw's Supermarket	4	Food and Beverage Stores	4,055	2.7%	240	3.3%
6	I.A.M. National Pension Fund	1	Funds, Trusts and Other Financial Vehicles	3,114	2.1%	63	0.9%
7	TJX Companies	7	Clothing and Clothing Accessories Stores	3,012	2.0%	319	4.4%
8	Alliant Techsystems, Inc.	1	Fabricated Metal Product Manufacturing	2,495	1.6%	107	1.5%
9	Home Depot	1	Building Material and Garden Equipment and Supplies Dealers	2,469	1.6%	102	1.4%
10	Amazon.com	1	Non-Store Retailers	2,310	1.5%	727	10.0%
	Total	33		$64,286	42.4%	3,336	45.9%

(1)	Annualized base rent represents the annualized monthly base rent of executed leases as of June 30, 2017.

(2)
The amount presented for Charles Schwab & Co, Inc. ("Schwab") reflects the total annualized base rent for our two leases in place with Schwab as of June 30, 2017. One of these leases, which expires in September 2017, entails the lease of all 594,000 square feet of our 3 Second Street office property and accounts for $23.5 million or 15.5% of our annualized base rent as of June 30, 2017. We do not expect Schwab to renew this lease. Schwab has subleased 100% of 3 Second Street to 25 sub-tenants through September 2017. We have executed leases directly with 11 of these subtenants that comprise 368,000 square feet or 62% of 3 Second Street that effectively extend their leases beyond the Schwab lease expiration. These direct leases will expire between September 2020 and September 2032.

Page | 20

The top tenant in the table on the previous page comprises 15.6% of annualized base rent as of June 30, 2017. However, due to the near-term expiration of the Schwab lease at 3 Second Street, Schwab is no longer in the top 20 tenants based on future minimum rental revenue, comprising less than 1% of our total future minimum rental revenue as of June 30, 2017. The following table presents our top 10 tenants by future minimum rental revenue and their related industry sector, as of June 30, 2017 (dollars and square feet in thousands):

	Tenant	Locations	Industry Sector (1)	Future Minimum Rental Revenue	% of Total Future Minimum Rental Revenue	Square Feet	% of Total Portfolio Square Feet
1	Stop & Shop	14	Food and Beverage Stores	$67,806	9.0%	853	11.2%
2	Mizuho Bank Ltd.	1	Credit Intermediation and Related Activities	65,322	8.6%	107	1.4%
3	Shaw's Supermarket	4	Food and Beverage Stores	42,283	5.6%	240	3.1%
4	WeWork LLC	1	Rental and Leasing Services	34,934	4.6%	53	0.7%
5	Novo Nordisk	1	Chemical Manufacturing	29,393	2.0%	167	1.4%
6	Alliant Techsystems, Inc	1	Fabricated Metal Product Manufacturing	15,485	3.9%	107	2.2%
7	CVS	8	Ambulatory Health Care Services	15,043	2.0%	86	1.4%
8	Citco Fund Services	1	Funds, Trusts and Other Financial Vehicles	14,853	2.0%	104	1.1%
9	TJX Companies	7	Clothing and Clothing Accessories Stores	14,572	1.9%	319	4.2%
10	Walgreen Co.	2	Health and Personal Care Services	12,884	1.7%	31	0.4%
	Total	40		$312,575	41.3%	2,067	27.1%

(1)	Industry sector based upon the North American Industry Classification System.

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LEASING ACTIVITY (continued)
The following series of tables details leasing activity during the four quarters ended June 30, 2017:

Quarter	Number of Leases Signed	Gross Leasable Area ("GLA") Signed	Weighted Average Rent Per Sq. Ft.	Weighted Average Growth / Straight Line Rent	Weighted Average Lease Term (mos)	Tenant Improvements & Incentives Per Sq. Ft.	Average Free Rent (mos)
Office Comparable (1)
Q2 2017 (2)	15	95,858	$47.49	110.5%	136	$111.25	4.7
Q1 2017	8	24,088	23.53	40.8%	52	23.84	3.3
Q4 2016	14	52,455	29.81	45.0%	72	23.17	1.4
Q3 2016	11	71,204	32.76	22.1%	86	13.75	0.8
Total - twelve months (2)	48	243,605	$38.42	68.7%	112	$71.70	3.2
Industrial Comparable (1)
Q2 2017	—	—	$—	—%	—	$—	—
Q1 2017	2	156,896	3.06	13.6%	30	0.35	1.7
Q4 2016	—	—	—	—%	—	—	—
Q3 2016	—	—	—	—%	—	—	—
Total - twelve months	2	156,896	$3.06	13.6%	30	$0.35	1.7
Retail Comparable (1)
Q2 2017	15	72,487	$25.91	12.7%	133	$29.96	0.1
Q1 2017	16	92,674	19.13	13.5%	96	0.85	—
Q4 2016	14	87,871	20.48	15.8%	56	0.73	—
Q3 2016	17	133,140	12.33	15.4%	78	2.33	0.1
Total - twelve months	62	386,172	$19.39	14.4%	97	$10.82	0.1
Total Comparable Leasing (1)
Q2 2017 (2)	30	168,345	$41.30	54.8%	135	$89.17	3.4
Q1 2017	26	273,658	10.30	16.9%	54	2.59	1.2
Q4 2016	28	140,326	23.97	28.2%	62	9.12	0.5
Q3 2016	28	204,344	19.45	16.2%	80	6.31	0.3
Total - twelve months (2)	112	786,673	$26.39	32.3%	100	$45.62	2.0
Total Leasing
Q2 2017	41	216,786	$40.23		133	$85.14	3.2
Q1 2017	38	358,544	10.15		54	4.87	1.4
Q4 2016	36	235,614	18.25		53	10.73	0.5
Q3 2016	41	336,374	17.94		67	11.14	1.0
Total - twelve months	156	1,147,318	$23.90		74	$25.51	1.4

(1)
Comparable leases comprise leases for which prior leases were in place for the same suite within 12 months of executing a new lease. Comparable leases must have terms of at least six months and the square footage of the suite occupied by the new tenant cannot deviate by more than 50% from the size of the old lease’s suite.

(2)
In Q2 2017, we signed a 53,000 square foot lease with WeWork LLC ("WeWork") at an office property in San Fransisco, CA. Excluding WeWork, our weighted average growth for comparable office leases for the three months ended June 30, 2017 and for the trailing twelve months ended June 30, 2017 was 29.5% and 32.0%, respectively. Excluding WeWork, our weighted average growth for total comparable leases for the three months ended June 30, 2017 and for the trailing twelve months ended June 30, 2017 was 14.6% and 19.2%, respectively.

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INVESTMENT ACTIVITY
The following tables describe changes in our portfolio from December 31, 2015 through June 30, 2017 (dollars and square feet in thousands):

		Square Feet
Properties and Square Feet Activity	Number of Properties	Total	Office	Industrial	Retail
Properties owned as of
December 31, 2015	60	10,133	4,461	1,909	3,763
2016 Acquisitions	1	82	—	—	82
2016 Dispositions	(7)	(1,236)	(1,058)	(126)	(52)
Building remeasurement and other (1)	1	(8)	(3)	(1)	(4)
December 31, 2016	55	8,971	3,400	1,782	3,789
2017 Acquisitions	—	—	—	—	—
2017 Dispositions	(4)	(660)	—	(609)	(51)
Building remeasurement and other (1)	—	4	4	—	—
June 30, 2017	51	8,315	3,404	1,173	3,738

(1)
Building remeasurements reflect changes in gross leasable area due to renovations or expansions of existing properties. In the fourth quarter of 2016 we sold one building of a multi-building grocery-anchored retail property, and continue to own the remaining buildings.

Property Acquisitions	Segment	Market	Acquisition Date	Number of Properties	Contract Purchase Price	Square Feet
(dollars and square feet in thousands)
During 2016:
Suniland	Retail	South Florida	5/27/2016	1	$66,500	82

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INVESTMENT ACTIVITY (continued)

Property Dispositions	Segment	Market	Disposition Date	Number of Properties	Contract Sales Price	Square Feet
(dollars and square feet in thousands)
During 2016
Colshire Drive	Office	Washington, DC	2/18/2016	1	$158,400	574
40 Boulevard	Office	Chicago, IL	3/1/2016	1	9,850	107
Washington Commons	Office	Chicago, IL	3/1/2016	1	18,000	199
Rockland 360-372 Market	Retail	Greater Boston	8/5/2016	1	3,625	39
6900 Riverport	Industrial	Louisville, KY	9/2/2016	1	5,400	126
Sunset Hills	Office	Washington, DC	9/30/2016	1	18,600	178
CVS Holbrook (1)	Retail	Greater Boston	11/18/2016	1	6,200	13
Total for the year ended December 31, 2016				7	$220,075	1,236

During 2017
Hanover	Retail	Greater Boston	5/31/2017	1	$4,500	51
Industrial Portfolio	Industrial	Louisville, KY	6/9/2017	3	26,800	609
Total for the six months ended June 30, 2017				4	$31,300	660

(1)	We sold CVS Holbrook, one building of a multi-building grocery-anchored retail property, and continue to own the remaining buildings.

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DEFINITIONS
This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Portfolio’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the Securities and Exchange Commission from time to time.

2016 Annual Report on Form 10-K
We refer to our Annual Report on Form 10-K for the period ended December 31, 2016, filed with the Securities and Exchange Commission on March 3, 2017, as our “2016 Annual Report on Form 10-K.”

Annualized Base Rent
Annualized base rent represents the annualized monthly base rent of leases executed as of June 30, 2017.

Comparable leases
Comparable leases comprise leases for which prior leases were in place for the same suite within 12 months of executing a new lease. Comparable leases must have terms of at least six months and the square footage of the suite occupied by the new tenant cannot deviate by more than 50% from the size of the old lease’s suite.

Funds From Operations (“FFO”)
We believe that FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expense. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that consists of net income (loss), calculated in accordance with GAAP, plus real estate-related depreciation and amortization and impairment of depreciable real estate, less gains (or losses) from dispositions of real estate held for investment purposes.

Limitations of FFO

FFO is presented herein as a supplemental financial measure and has inherent limitations. We do not use FFO as, nor should it be considered to be, an alternative to net income (loss) computed under GAAP as an indicator of our operating performance, or as an alternative to cash from operating activities computed under GAAP, or as an indicator of liquidity or our ability to fund our short or long-term cash requirements, including distributions to stockholders. Management uses FFO, in addition to net income (loss) computed under GAAP and cash flows from operating activities computed under GAAP, to evaluate our consolidated operating performance and as a guide to making decisions about future investments. Our FFO calculation does not present, nor do we intend it to present, a complete picture of our financial condition and operating performance. We caution investors against using FFO to determine a price to earnings ratio or yield relative to our NAV. We believe that net income (loss) computed under GAAP remains the primary measure of performance and that FFO is only meaningful when used in conjunction with net income (loss) computed under GAAP. Further, we believe that our consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of our financial condition and operating performance.

Further, FFO is not comparable to the performance measure established by the Investment Program Association (the “IPA”), referred to as “modified funds from operations,” or “MFFO,” as MFFO makes further adjustments including certain mark-to-market items and adjustments for the effects of straight-line rent. As such, FFO may not be comparable to the MFFO of non-listed REITs that disclose MFFO in accordance with the IPA standard.

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DEFINITIONS (continued)

Gross Investment Amount
The allocated gross basis of real property and debt-related investments, after certain adjustments. Gross Investment Amount for real property (i) includes the effect of intangible lease liabilities, (ii) excludes accumulated depreciation and amortization, and (iii) includes the impact of impairments. Amounts reported for debt-related investments represent our net accounting basis of the debt investments, which includes (i) unpaid principal balances, (ii) unamortized discounts, premiums, and deferred charges, and (iii) allowances for loan loss.

Net Operating Income (“NOI”) and NOI - Cash Basis

We also use NOI as a supplemental financial performance measure because NOI reflects the specific operating performance of our real properties and debt-related investments and excludes certain items that are not considered to be controllable in connection with the management of each property, such as other-than-temporary impairment, losses related to provisions for losses on debt-related investments, gains or losses on derivatives, acquisition-related expenses, gains or losses on extinguishment of debt and financing commitments, interest income, depreciation and amortization, general and administrative expenses, advisory fees, interest expense and noncontrolling interests. However, NOI should not be viewed as an alternative measure of our operating financial performance as a whole, since it does exclude such items that could materially impact our results of operations. Further, our NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, we believe net income, as defined by GAAP, to be the most appropriate measure to evaluate our overall financial performance. “NOI - Cash Basis” is NOI after eliminating the effects of straight-lining of rent and the impact of above- and below-market lease amortization and other non-cash amortization adjustments to rental revenue.

Non-Recurring Capital Expenditures

We classify capital expenditures that significantly increase a property’s ability to generate additional revenues relative to our initial underwriting as non-recurring capital expenditures. Examples of such capital expenditures may include property expansions, renovations or other significant strategic upgrades. Conversely, we classify capital expenditures incurred to maintain a property’s ability to generate expected revenues as “recurring.” In addition, we also classify the following capital expenditures as non-recurring:

•
First Generation Leasing Costs: We classify capital expenditures incurred to lease spaces for which we have either (i) never had a tenant or (ii) we expected a vacancy of the leasable space within two years of acquisition as non-recurring capital expenditures.

•
Value-Add Acquisitions: We define a Value-Add Acquisition as a property that we acquire with one or more of the following characteristics: (i) existing vacancy equal to or in excess of 20%, (ii) short-term lease roll-over, typically during the first two years of ownership, that results in vacancy in excess of 20% when combined with the existing vacancy at the time of acquisition or (iii) significant capital improvement requirements in excess of 20% of the purchase price within the first two years of ownership. We classify any capital expenditures in Value-Add Acquisitions as non-recurring until the property reaches the earlier of (i) stabilization, which we define as 90% leased or (ii) five years after the date we acquire the property.

•
Other Acquisitions: For property acquisitions that do not meet the criteria to qualify as Value-Add Acquisitions, we classify all anticipated capital expenditures within the first year of ownership as non-recurring.

Q2 2017 Quarterly Report on Form 10-Q

We refer to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the Securities and Exchange Commission on August 14, 2017, as our "Q2 Quarterly Report on Form 10-Q".

Same Store Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Store Properties.” “Same Store Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Store Properties.” For the purposes of this supplement, our “Same Store Properties” include properties classified as held for sale in our annual financial statements at the end of the most recently completed period.

Valuation Procedures

We refer to our Valuation Procedures filed as Exhibit 99.1 to our 2016 Annual Report on Form 10-K as our “Valuation Procedures.”

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